Exhibit 99.1

News Release

nCino Completes Acquisition of SimpleNexus

Extends cloud-based platform with leading homeownership point-of-sale and mobile-first capabilities

WILMINGTON, N.C. – Jan. 10, 2022 – nCino, Inc. (NASDAQ: NCNO), a pioneer in cloud banking and digital transformation solutions for the global financial services industry, today announced that it has completed its acquisition of SimpleNexus, a leading cloud-based, mobile-first homeownership software company, for total consideration of approximately 12.76 million shares of nCino common stock plus cash consideration of approximately $270 million, on a cash-free, debt-free basis and excluding transaction expenses.

“We are excited to officially welcome the SimpleNexus team to the nCino family,” said Pierre Naudé, Chief Executive Officer of nCino. “The combination of nCino and SimpleNexus brings together two best-in-class, cloud-native companies focused on transforming the financial services industry by streamlining and simplifying cumbersome financial processes with innovative, market-leading technology solutions. Together, we can enhance the offerings for our customers and strengthen nCino’s position as the worldwide leader in cloud banking.”

“We are thrilled to join forces with nCino, a company that shares our passion for innovation and commitment to customer success,” said Cathleen Schreiner Gates, Chief Executive Officer at SimpleNexus. “I’m confident that together, we can accelerate digital transformation across the industry and better serve financial institutions and independent mortgage banks of all sizes.”

Video: Hear from the CEOs of nCino and SimpleNexus.

The acquisition furthers nCino’s commitment to transforming the financial services industry through innovation, reputation and speed. The SimpleNexus platform seamlessly unites the people, systems and stages of the home buying process into a single end-to-end experience, enabling loan officers, borrowers, real estate agents and settlement agents to easily engage in the homeownership process from any device. SimpleNexus’ complementary products and mobile-first offerings will unlock additional opportunities and provide greater value for new and existing customers, including enhancing nCino’s mobile and point-of-sale offerings across additional lines of business. For the fourth quarter ending January 31, 2022, nCino expects SimpleNexus will contribute between $3.6 and $3.8 million in total revenues from the closing date of January 7, 2022.

Testimonials

“nCino and SimpleNexus have both been key partners in our continued growth across commercial banking, mortgages and more. It’s exciting to see them join forces – we’re looking forward to seeing what comes next from these two great companies.” — Robert J Bardusch, Senior Executive Vice President & Chief Operating Officer, Valley National Bank

“The combination of nCino and SimpleNexus makes it clear that both companies understand the need for scale as well as the importance of investing in innovation. We trust the SimpleNexus leadership team, as they have always shown a commitment to their customers, and we are excited to get to know the nCino leadership team. This is a home run decision.” — Dave Robnett, Chief Executive Officer, Celebrity Financial

“nCino and SimpleNexus have earned recognition as market leaders in their respective industries, and this combination is truly a win-win for our employees and our members. Both companies are focused on digital innovation and advancing the financial services industry, and both platforms complement one another. Good people, combined with best-in-class products, make for happy members.” — Ryan Doehrmann, Chief Mortgage Officer, GreenState Credit Union

“The shift to the cloud has financial institutions seeking modern technology to originate mortgages and other loan types, open accounts and onboard customers. SimpleNexus and nCino both play a role in their current banking technology segments to provide cloud-based solutions that streamline and simplify customer journeys in lending. SimpleNexus has mobile-first, mortgage point-of-sale and eClosing solutions that can be combined with nCino’s enterprise client onboarding and loan origination system capabilities to create a comprehensive mortgage origination platform, adding market-leading customer engagement and digital loan signing capabilities to nCino’s current solutions. This is an exciting combination of two leading fintech companies during a pivotal time when lenders demand modern technology from fintechs with a documented track record of product delivery and support.” — Craig Focardi, Senior Banking Analyst, Celent

Advisors

BofA Securities served as financial advisor to nCino, and Sidley Austin LLP served as its legal counsel. Willkie Farr & Gallagher LLP served as legal counsel to SimpleNexus.

Cautionary Language Concerning Forward-Looking Statements

This press release contains forward-looking statements about nCino’s expectations, plans, future performance, outlook and prospects regarding the benefits that may be derived from the proposed transaction between nCino, Inc. and SimpleNexus, LLC (“SimpleNexus”) including, without limitation, with respect to SimpleNexus’ revenue contribution, growth profile, cross and upsell opportunities, and the extension of the nCino Bank Operating System® platform. Forward-looking statements generally include actions, events, results, strategies and expectations and are often identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “plans,” “seeks,” “estimates,” “projects,” “may,” “will,” “could,” “might,” or “continues” or similar expressions and the negatives thereof. Any forward-looking statements contained in this press release are based upon nCino’s and/or SimpleNexus’ historical performance and their current plans, estimates, and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent nCino’s expectations as of the date of this press release. Subsequent events may cause these expectations to change and, except as may be required by law, nCino does not undertake any obligation to update or revise these forward-looking statements.

These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially including, but not limited to, risks related to: (i) changes in economic conditions, particularly increases in mortgage interest rates, credit availability, real estate prices, and consumer confidence, (ii) retaining the employees of SimpleNexus, (iii) nCino’s ability to successfully integrate the SimpleNexus business, including SimpleNexus’ recent acquisition of LBA Ware, (iv) the ability to sustain revenue growth rates of both businesses, (v) the ability to accelerate the development of nCino’s mobile and point-of-sale offerings across additional lines of business, and (vi) the achievement of anticipated synergies and the timing thereof. Additional risks and uncertainties that could affect nCino’s business and financial results and these forward-looking statements are included in nCino’s reports filed with the U.S. Securities and Exchange Commission (available on our web site at www.ncino.com or the SEC’s web site at www.sec.gov). Further information on potential risks that could affect actual results will be included in other filings nCino makes with the SEC from time to time.

About nCino

nCino (NASDAQ: NCNO) is the worldwide leader in cloud banking. The nCino Bank Operating System® empowers financial institutions with scalable technology to help them achieve revenue growth, greater efficiency, cost savings and regulatory compliance. In a digital-first world, nCino’s single cloud-based platform enhances the employee and client experience to enable financial institutions to more effectively onboard clients, make loans and manage the entire loan life cycle, and open deposit and other accounts across lines of business and channels. Transforming how financial institutions operate through innovation, reputation and speed, nCino is partnered with more than 1,500 financial institutions of all types and sizes on a global basis. For more information, visit www.ncino.com.

About SimpleNexus

SimpleNexus, an nCino Company, is an award-winning developer of mobile-first technology for the modern mortgage lender founded in 2011. Lenders depend on our namesake homeownership platform to unite the people, systems and stages of the mortgage process into a seamless, end-to-end solution that spans engagement, origination, closing and business intelligence. By helping lenders manage their teams and stay connected with borrowers and real estate partners, we deliver a measurable return on investment in the form of reduced turn times, increased loan application submissions and more referral business. A four-time Inc. 5000 company, SimpleNexus has been recognized as one of the world’s Best Workplaces for Innovators. For more information, visit https://www.simplenexus.com or follow @SimpleNexus.

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MEDIA CONTACTS

Sutton Resler

+1 571.236.4966

sresler@mww.com

Kathryn Cook

+ 1 919.691.4206

Kathryn.cook@ncino.com